SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          May 27, 1998 (March 25, 1998)
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                Date of Report (Date of Earliest Event Reported)


                              ZIONS BANCORPORATION
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             (Exact Name of Registrant As Specified In Its Charter)


                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)


             0-2610                               87-0227400
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     (Commission File Number)         (IRS Employer Identification No.)


                           One South Main, Suite 1380
                           Salt Lake City, Utah 84111
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               (Address of Principal Executive Offices)(Zip Code)


                                 (801) 524-4787
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              (Registrant's Telephone Number, including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)






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         This Current Report on Form 8-K/A amends and supplements the Current
Report on Form 8-K dated April 3, 1998.

Item 5.  Other Events.

         On March 25, 1998, Zions Bancorporation ("Zions") entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Zions, SBC Acquisition Corp. ("SBC") and Sumitomo Bank of California ("Sumitomo"), pursuant to which SBC, an indirect wholly owned subsidiary of Zions, will merge with and into Sumitomo (the "Merger").

         In addition to the Merger Agreement, The Sumitomo Bank, Limited ("Sumitomo-Parent") and Zions signed a Voting Agreement (the "Voting Agreement"), dated as of March 25, 1998, providing that in order to facilitate the consummation of the Merger, Sumitomo-Parent agrees (1) to vote the number of shares of Common Stock representing 49.99 percent of the shares of the Common Stock outstanding as of the record date in favor of the Merger; (2) not to enter into any voting arrangement other than with Zions and not to cause any entity under its control to enter into any voting arrangement other than with Zions; and (3) not to permit itself or any other entity under its control to solicit proxies or in any way encourage opposition or competition with the consummation of the Merger. The Voting Agreement shall terminate upon the earliest to occur of a number of events, including (1) the consummation of the Merger, (2) the termination of the Merger Agreement for certain reasons, including an inability to obtain the requisite regulatory approvals or (3) the passage of 6 months from the termination of the Merger Agreement for certain additional reasons, including the failure of the stockholders to approve the transaction.

         Zions and Sumitomo-Parent also entered into an Indemnification Agreement, dated as of March 25, 1998, pursuant to which Sumitomo-Parent agrees, subject to certain conditions, to indemnify Zions, SBC, the resultant bank and each of their directors, officers and employees from liabilities arising from litigation, administrative action or arbitral or other proceedings in connection with the Merger Agreement, the Voting Agreement or any of the transactions contemplated by those agreements. In addition, the Indemnification Agreement provides that Sumitomo-Parent will indemnify Zions and Sumitomo-California for certain taxes that were not paid or adequately reserved for in the financial statements of Sumitomo-California as of the Closing Date.

         The Voting Agreement and the Indemnification Agreement appear as exhibits to this report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not Applicable.

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         (b) Not Applicable.

         (c) Exhibits


         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number        Description
------        -----------

99.3 Voting Agreement, dated March 25, 1998, between Zions Bancorporation and The Sumitomo Bank, Limited.

99.4 Indemnification Agreement, dated March 25, 1998, between Zions Bancorporation and The Sumitomo Bank, Limited.















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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 27, 1998

                                        ZIONS BANCORPORATION


                                        By: /s/ Dale M. Gibbons
                                            -----------------------------
                                            Name: Dale M. Gibbons
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

99.3 Voting Agreement, dated March 25, 1998, between Zions Bancorporation and The Sumitomo Bank, Limited.

99.4 Indemnification Agreement, dated March 25, 1998, between Zions Bancorporation and The Sumitomo Bank, Limited.




















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